PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Prepayments to suppliers	$ 4,711	$ 3,600
Deferred expenses	659	654
Receivable from payment processing agencies	448	224
Rental deposits and prepaid rents	129	500
Others	505	2,969
Total	$ 6,452	$ 7,947